                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 4, 2002

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-13041                     34-1788678
(State or Other              (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                        ---------------------------------

                            832 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)

Item 5.         Other Events

                On April 4, 2002, Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                Item 7(c).  Exhibits.

                99.1   Press release issued by Waterlink, Inc. on April 4, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WATERLINK, INC.


Dated:   April 9, 2002                  By:   /s/ Donald A. Weidig
                                              --------------------
                                              Donald A. Weidig
                                              Chief Financial Officer




                                       2